UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 697-8655

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Company’s Current Report on Form 8-K filed on October 11, 2023 with the Securities and Exchange Commission (the “SEC”), on October 6, 2023, Interactive Strength Inc. (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with CLMBR, Inc and CLMBR1, LLC (the “Sellers”) to purchase and acquire substantially all of the assets and assume certain liabilities of the Sellers (the “Acquisition”). On January 22, 2024, the Company and the Sellers entered into an amended and restated Asset Purchase Agreement (the “Amended Agreement”).

The purchase price enterprise value under the Amended Agreement is approximately $15.4 million, of which $1.45 million will be paid in the form of the Company's common stock, par value $0.0001 per share (“common stock”), $3.0 million will be paid in the form of the Company's non-voting Series B preferred stock, par value $0.0001 per share (“preferred stock”), and the Company will assume $1.5 million of subordinated debt and will retire $9.4 million of senior debt, such retirement to be in the form of a $1.4 million cash payment to the lender of the senior debt and the issuance of an $8 million promissory note to such lender. In connection therewith, a wholly owned subsidiary of the Company will issue a $6 million senior secured note, to be guaranteed by the Company and a third party. The number of shares to be issued will be based on the volume weighted average price (“VWAP”) of the Company's common stock based on the 10 consecutive trading days ending on (and including) the closing date of the Acquisition, on The Nasdaq Stock Market LLC (“Nasdaq”); provided, however, that such VWAP shall not exceed or be less than an amount equal to twenty-five percent (25%) of the VWAP for the common stock based on the 10 consecutive trading days ending on (and including) the date the Amended Agreement was executed (the “VWAP Collar”).

The Sellers shall also be entitled to receive a contingent payment in the form of the Company’s common stock (collectively, the “Earn-Out Shares”) calculated in the manner set forth in the Amended Agreement based on the 2024 Unit Sales (as defined in the Amended Agreement) and the VWAP for the Company’s common stock based on the 10 consecutive trading days ending on (and including) December 31, 2024, subject to the VWAP Collar. In addition, in the event the 2024 Unit Sales include at least 2,400 Units sold in the business-to-business channel, the Sellers shall be entitled to an additional number of Earn-Out Shares calculated in the manner set forth in the Amended Agreement subject to total maximum number of 22,665,681 Earn-Out Shares.

The Amended Agreement contains customary representations and warranties and covenants for a transaction of this nature and customary indemnification provisions with respect to certain matters, including breaches of the Company’s and Sellers’ representations and warranties.

In addition, $3.0 million of the Company’s preferred stock is subject to a holdback for a period of 24 months, which may be used to satisfy indemnification claims, if any, owing to the Company.

Each of the Company’s board of directors and the CLMBR, Inc. board of directors has approved the Amended Agreement and the transactions contemplated thereby.

The Acquisition is expected to close in January 2024, subject to the satisfaction or waiver (if permitted) of customary conditions, including, among others, the receipt of any required stockholder approval, contemplation of applicable regulatory filings, the Company’s consummation of the financing contemplated by the Amended Agreement prior to the closing of the Acquisition, and the absence of any material adverse effects with respect to the Sellers’ business/assets to be acquired.

The Amended Agreement may be terminated under certain circumstances, including, among others, by mutual written consent, in connection with a material breach of a party to the Amended Agreement, or to the extent that the closing has not occurred by January 31, 2024 (unless extended pursuant to the terms of the Amended Agreement).

The provisions of the Amended Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto.

The foregoing description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the execution of the Amended Agreement is attached to this report as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe”, “project”, “expect”, “anticipate”, “estimate”, “intend”, “strategy”, “future”, “opportunity”, “plan”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result” or similar expressions. that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, FORME’s ability to enter into definitive agreements or consummate a transaction with CLMBR; FORME’s ability to obtain the financing necessary consummate the proposed transaction; and the expected timing of completion of the proposed transaction. These statements are based on various assumptions and on the current expectations of FORME and CLMBR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of FORME and CLMBR. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the proposed transaction or to satisfy the other conditions to the closing of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of a delay in consummating the proposed transaction or difficulty in, or costs associated with, integrating the businesses of FORME and CLMBR; the incurrence of significant indebtedness by FORME and the risk that FORME defaults in its obligations thereunder; the occurrence of events that may give rise to a right of one or both of FORME and CLMBR to terminate the definitive agreement; risks related to the rollout of the combined business and the timing of expected business milestones; the effects of competition on FORME’s future business; and those factors discussed in FORME’s Registration Statement on Form S-1 filed with the SEC on April 27, 2023, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 under the heading “Risk Factors,” and other documents of FORME filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that FORME does not presently know or that FORME currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FORME’s plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. FORME anticipates that subsequent events and developments will cause its assessments to change. However, while FORME may elect to update these forward-looking statements at some point in the future, FORME specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing FORME’s assessment as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. FORME gives no assurance that either FORME or the combined company, will achieve its objectives.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Amended and Restated Asset Purchase Agreement, dated January 22, 2024, by and among CLMBR, INC, CLMBR1, LLC and Interactive Strength Inc.
99.1	Press Release dated January 23, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and similar attachments to the Amended and Restated Asset Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish on a supplemental basis a copy of any omitted schedules and similar attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	January 23, 2024	By:	/s/ Michael J. Madigan
Michael J. Madigan Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)